DOCUCON, INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  April 30, 1998

        The annual meeting of Stockholders of Docucon, Incorporated (the "Company") will be held at the Omni Hotel at 9821 Colonnade Boulevard, San Antonio, Texas 78230, on Tuesday, June 9, 1998, at 12:00 Noon, C.D.T., for the following purposes:

        1. To elect seven Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

        2. To approve the 1998 Employee Stock Option Plan of the Company.

        3. To amend the 1993 Employee Stock Purchase Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 400,000 shares to 1,400,000 shares of Common Stock, par value $.01 per share, to be offered in up to six additional annual or semi-annual offerings, and amend the termination date from December 31, 1998, to December 31, 2001.

        4. To approve the 1998 Executive Non Statutory Stock Option Plan of the Company.

        5. To authorize the extension of the vesting and exercise period of certain stock options from 90 days to one year. These options were granted to employees of the JFS division which the Company sold in November 1997 and cover an aggregate of 53,778 shares of the Company's Common Stock.

        6. To amend the 1991 Directors Stock Option Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 340,000 shares to 840,000 shares of Common Stock, par value $.01 per share.

        7. To authorize the Board of Directors, in its discretion, to implement one of three alternative reverse splits of the Company's Common Stock at a ratio of one share for two, three, or four shares of Common Stock.

        8. To transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

        Stockholders of record at the close of business on April 17, 1998, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

        If you cannot attend the Annual Meeting in person, please date and execute the accompanying Proxy and return it promptly to the Company. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not of itself serve to revoke your Proxy.

                                   RALPH BROWN
                                   Secretary

                              DOCUCON, INCORPORATED
                                 PROXY STATEMENT

                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 9, 1998, or any adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy are being mailed to Stockholders on or about May 9, 1998.

        The Company's principal executive offices are located at 7461 Callaghan Road, Suite 200, San Antonio, Texas 78229. The Company's telephone number is
(210) 525-9221.

        As to all matters that may come before the Annual Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company held by him at the close of business on April 9, 1998. The holders of a majority of the shares of Common Stock of the Company presented in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. At April 17, 1998, the record date for the Annual Meeting, there were 13,160,792 shares of Common Stock outstanding and 12 shares of Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") outstanding, each share of which is entitled to cast 33,333 votes as Common Stock. With respect to references to votes to be taken at the Annual Meeting of the Stockholders herein, the term "Common Stock" shall include the Company's Common Stock and the shares of Common Stock into which the outstanding Series A Preferred Stock may be converted, and with respect to which the holders of such Preferred Stock are entitled to vote. Thus, the equivalent number of shares entitled to vote at the Annual Meeting of Stockholders is 13,560,788 (13,160,792 shares of Common Stock and 399,996 shares of Common Stock obtainable upon conversion of Series A Preferred Stock).

        The purposes of the Annual Meeting of Stockholders are (a) to elect a Board of Directors to serve until the next Annual Meeting of Stockholders, (b) to approve the 1998 Employee Stock Option Plan covering an aggregate of 750,000 share of Common Stock, (c) to amend the 1993 Employee Stock Purchase Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 400,000 shares to 1,400,000 share of Common Stock, par value $.01 per share, and to extend the termination date of such Plan from December 31, 1998, to December 31, 2001, (d) to amend the terms certain stock options to extend the vesting and exercise period of 53,778 shares by one year, (e) to approve the 1998 Executive Non-statutory Stock Option Plan, (f) to amend the 1991 Directors Stock Purchase Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 340,000 shares to 840,000 share of Common Stock, par value $.01 per share, and (g) to authorize the Board of Directors, in its discretion, to implement one of three alternative reverse splits of the Company's Common Stock of one share of Common Stock for two, three, or four shares of Common Stock. The Company is not aware at this time of any other matters that will come before the Annual Meeting. The approval of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for election of nominees as Directors of the Company and for approval of Proposal 2 (Approve the 1998 Employee Stock Option Plan of the Company), Proposal 3 (Increase the number of shares authorized for issuance under the Company's 1993 Stock Purchase Plan and Extend the Termination Date of such Plan), Proposal 4 (Approve the 1998 Executive Non-statutory Stock Option Plan), Proposal 5 (Amend the terms of certain options under the Company's 1988 Employee Stock Option Plan previously granted to employees of the Company's JFS software division which was sold in November 1997), Proposal 6 (Increase number of shares authorized for issuance under the Company's 1991 Directors Stock Option Plan), and Proposal 7 (Authorize the Board of Directors to implement one of three alternative reverse splits of the Company's Common Stock of one share of Common Stock for two, three, or four shares of Common Stock.) A quorum equal to a majority of the outstanding Common Stock must be present in person or by proxy at the Annual Meeting in order to elect Directors and consider Proposals 2, 3, 4, 5, and 6.

        All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, it will be voted FOR the Board's nominees for Director, FOR the approval of Proposals 2, 3, 4, 5, 6, and 7 in accordance with the proxy-holders' best judgment as to any other matters raised at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present for purposes of establishing a quorum with respect to the proposals to which they apply. Abstention votes will be counted as voted AGAINST the proposals with respect to which they apply. Broker non-votes will not be considered as either FOR or AGAINST votes with respect to the proposals to which they apply. A form of Proxy for use at the Annual Meeting is also enclosed. Any such Proxy may be revoked by a stockholder at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Annual Meeting. A stockholder attending the Annual Meeting may revoke his Proxy and vote in person if he desires to do so, but attendance at the Annual Meeting will not of itself revoke the Proxy.

        PROPOSALS BY STOCKHOLDERS

        Any proposals by stockholders of the Company intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of Proxy by December 18, 1998.

                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS

        At the Annual Meeting, seven Directors are to be elected. The Bylaws of the Company permit the Board of Directors to determine the number of Directors of the Company. Unless other instructions are specified, the enclosed Proxy will be voted in favor of the persons named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. In the event any of the nominees shall be unable to serve as a Director, it is the intention of the persons designated as proxies to vote for substitutes selected by the Board of Directors. The Board of Directors of the Company has no reason to believe that any of the nominees named below will be unable to serve if elected.

        The following table sets forth certain information concerning the seven nominees for Director of the Company:

                                    PRINCIPAL OCCUPATION
                                    AND ALL POSITIONS               A DIRECTOR
   NAME                 AGE         WITH THE COMPANY                   SINCE
--------------------------------------------------------------------------------
Edward P. Gistaro        62        Chairman of the Board              1988

Douglas P. Gill          49        President and Chief                 ---
                                   Executive Officer

Allan H. Hobgood         59        Chief Operating Officer            1992
                                   and Vice Chairman of the Board

Ralph Brown              64        Attorney, San Antonio,             1987
                                   Texas, Secretary and Director

Al R. Ireton             63        Chairman,                          1993

                                   Manchester Partners
                                   and Director

Chauncey E. Schmidt      66        Chairman, C.E. Schmidt             1993
                                   & Associates
                                   and Director

Robert W. Schwartz       53        Managing Director, Schwartz         ---
                                   Heslin Group, Inc.

        Edward P. Gistaro has served as Chairman of the Board since 1990. He served as Chief Executive Officer of the Company from June 4, 1988 until April 1, 1998, when the Board of Directors accepted his recommendation that he be replaced by Douglas P. Gill as Chief Executive Officer. Pursuant to Mr. Gistaro's retirement, the Board requested that he continue to serve as Chairman, and he accepted. Mr. Gistaro also served as President of the Company from July 10, 1988 until March 18, 1991. Mr. Gistaro was employed by Datapoint Corporation, a company involved in the manufacturing of computer systems, in various managerial positions from 1973 to 1987. From 1982 to 1985 Mr. Gistaro served as the President and Chief Operating Officer of Datapoint Corporation, and he served from 1985 to 1987 as its President and Chief Executive Officer.

        Douglas P. Gill was elected President and Chief Executive Officer on April 1, 1998. Mr. Gill was a General Partner of Foster Management Company, a venture capital firm, from 1994 until 1998. From 1984 to 1994 Mr. Gill served as First Vice President of Janney Montgomery Scott, Inc., a regional investment banking and brokerage firm, and in various management capacities at Scott Paper Company from 1975 to 1984. Mr. Gill also served as a senior auditor at Arthur Andersen & Co. (now L.L.P.) from 1972 to 1975.

        Allan H. Hobgood was elected Vice Chairman of the Board on April 1, 1998 and Chief Operating Officer of the Company on April 16, 1991. Mr. Hobgood served as the Company's President from November 4, 1992 to April 1, 1998, and as the Company's Vice President of Marketing from August 25, 1988 to April 16, 1991. From January 1988 until August 1988, Mr. Hobgood served as Vice President of Sales for Advanced Signing, Inc., a commercial sign firm, and from 1981 to March, 1987, Mr. Hobgood held several managerial positions relating to marketing, including Vice President of U.S. Sales, at Datapoint Corporation.

        Ralph Brown, an attorney in private practice since 1968, has served as Secretary of the Company since May 1, 1987. From 1987 to 1989, he served also as Treasurer of the Company. Mr. Brown has also served since 1975 as President of Cherokee Ventures, Inc., a real estate leasing firm, since 1978 as President of East Central Development Corporation and since 1982 as President of Southeast Suburban Properties, Inc. The latter two businesses are real estate development firms.

        Al R. Ireton was elected as a Director of the Company in May 1993. Mr. Ireton has been Chairman of Manchester Partners, an investment and growth strategy advisory organization providing capital and strategic assistance to growing companies, since October 1988. From 1985 through September 1988, he served as President and Chief Executive Officer of Texet Corporation, a desktop publishing company. Mr. Ireton has 25 years' experience serving as president and chief executive officer of growth-oriented companies, and has served on several corporate boards.

        Chauncey E. Schmidt was elected to the Board of Directors of the Company in February 1993. He has been Chairman of C. E. Schmidt & Associates, an investment firm, since April 1989. From 1987 to March 1989, he was Vice Chairman of the Board of AMFAC, Inc., a New York Stock Exchange-listed company engaged in diversified businesses. He has previously served as President of The First National Bank of Chicago and Chairman of the Board and Chief Executive Officer of The Bank of California, N.A. Mr. Schmidt is on the Board of Trustees of the
U. S. Naval War College Foundation and is active in several civic and charitable organizations.

        Robert W. Schwartz was nominated to serve on the Board of Directors of the Company in April 1998. He founded the Schwartz Heslin Group, Inc. ("SHG"), an investment banking firm, in 1985. As Managing Director of SHG, Mr. Schwartz specializes in corporate planning, finance and development. From 1980 to 1985, he was founder, President and Chief Executive Officer of Winsource, Inc., a high tech firm which packaged and marketed integrated telephone and computer systems. Mr. Schwartz served as President, Chief Operating Officer and Director of Coradian Corporation and as Vice President and Chief Financial Officer of Garden Way Manufacturing Corporation from 1975 to 1980 and 1970 to 1975, respectively. SHG has been retained by the Company to provide investment and financial advice.

        All nominees for Director except for Mr. Schwartz are currently serving as Directors of the Company. Directors hold office until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors

MANAGEMENT MATTERS

        There are no arrangements or understandings known to the Company between any of the Directors, nominees for Director or executive officers of the Company and any other person pursuant to which any such person was elected as a Director or an executive officer, except the Employment Agreements between the Company and each of Edward P. Gistaro, Allan H. Hobgood, and Douglas P. Gill, respectively, described under "Executive Compensation" in this Proxy Statement. There are no family relationships between any Directors, nominees for Director or executive officers of the Company. The Board of Directors of the Company held a total of ten meetings in 1997.

        The Board of Directors has an Executive Compensation Committee, Stock Option Committee, and Audit Committee, each consisting of Messrs. Ralph Brown, Al Ireton, and Chauncey Schmidt. The Executive Compensation Committee reviews the salaries, incentive compensation and other direct and indirect benefits for all Company Officers. During 1997, the Executive Compensation Committee held two meetings. The Stock Option Committee determines all stock option grants the Company's 1988 Stock Option Plan. During 1997, the Stock Option Committee held two meetings. The Audit Committee held one meeting.

        The Company has no other standing audit, nominating or compensation committee of the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE
   SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Boston Stock Exchange. Officers, Directors and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports on Form 5 were required, the Company believes that for the period from January 1, 1997 through March 31, 1998, all officers, Directors and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

                                   PROPOSAL 2
             APPROVAL OF ADOPTION OF 1998 EMPLOYEE STOCK OPTION PLAN

GENERAL

        On April 1, 1998, the Board of Directors of the Company approved, subject to shareholder approval, the 1998 Employee Stock Option Plan (the "1998 Employee Plan"), covering 750,000 shares of Common Stock. Unless terminated earlier by the Board of Directors, the 1998 Plan will terminate on March 31, 2008. The purpose of the plan is to supplement and replace the Company's 1988 Stock Option Plan (the "1988 Plan") which will expire on October 31, 1998. The 1998 Employee Plan provides for the grant to key employees of the Company of incentive stock options ("ISOs") intended to qualify under Section 422 (b) of the Code and non-qualified stock options ("NQSO"). The purpose of both plans is to further the long-term stability and financial success of the Company by retaining key employees of the Company who are able to contribute to the financial success of the Company. The 1988 Plan was approved by the stockholders of the Company on November 15, 1988 and amended in subsequent years to cover an aggregate of 1,660,000 shares of Common Stock. Amendments to the 1988 Stock Option Plan increasing the number of shares covered thereby were approved by the stockholders of the Company on April 21, 1989, May 14, 1991, May 7, 1992, May 17, 1994, and August 12, 1997. As of April 1, 1998 there were outstanding under the 1988 Plan options to purchase 1,051,775 shares of the Company's Common Stock at prices ranging from $0.53 to $1.38 per share. Additionally, 107,174 shares remained available for issuance as of April 1, 1998, and should Proposal 5 be approved, 53,778 shares of those available shares will be used, leaving 53,396 shares available for issuance under the 1988 plan. See "Executive Compensation".

REASONS FOR PROPOSAL 2

        The Board of Directors believes that it is in the best interests of the Company to adopt the 1998 Employee Plan. The Board of Directors believes that the success of the Company is greatly dependent upon its ability to attract and retain key employees of outstanding ability who are motivated to exert their best efforts on behalf of the Company, and that the 1998 Employee Plan will be effective in achieving this goal. The Board also believes that the 1998 Employee Plan will stimulate the efforts of those employees upon whose judgement, interest, and efforts the Company will be largely dependent upon for the successful growth if its business. The Board has concluded that the number of shares under, combined with the nearing termination date of, the 1988 Plan is inadequate for future stock option requirements. In the opinion of the Board, the approval of the 1998 Employee Plan covering an aggregate of 750,000 shares will give the Company sufficient stock reserved for issuance to allow the Company to attract and retain employees who are in a position to contribute materially to the successful conduct of the Company's operations, to meet competitive situations created by the stock options plans of other corporations, and to stimulate in those eligible for participation an increased desire to render greater service to the Company. The Board further believes that approval of the 1998 Employee Plan is necessary to carry out the Company's strategic expansion plans.

DESCRIPTION OF THE 1998 EMPLOYEE PLAN

        Under the Stock Option Plan, which is administered by the Stock Option Committee of the Board of Directors, key employees may be granted options to purchase shares of the Company's Common Stock at 100% of fair market value on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder/grantee). The 1998 Employee Plan expires on March 31, 2008. Options granted under the 1998 Employee Plan must be exercised within ten years from the date of grant, vest at varying times, as determined by the Stock Option Committee, are nontransferable except by will or pursuant to the laws of descent and distribution, and expire within three months after termination of employment, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth on the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the Stock Option Committee. The Stock Option Committee may determine other terms applicable to particular options. The aggregate fair market value (determined at the same time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person under the 1998 Employee Plan are exercisable for the first time during any calendar year may not exceed $100,000.

        The 1998 Employee Plan may be amended at any time by one vote of the Board of Directors. However, no amendment made without approval of the stockholders of the Company may increase the total number of shares which may be issued under options granted pursuant to the 1998 Employee Plan, reduce the maximum exercise price or extend the latest date upon which options may be granted, or change the class of employees eligible to receive the options.

FEDERAL TAX CONSEQUENCES

        Pursuant to the Code, upon the exercise of an NQSO under the 1998 Employee Plan, the Company is generally entitled to a tax deduction in an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. For federal tax purposes, the person exercising the option must pay personal income taxes on an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. The basis of the Common Stock obtained by exercising the NQSO will be the option price paid plus the amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised, which amount was subject to federal income tax. A subsequent sale of the Common Stock by the person exercising the NQSO will result in a long- or short-term capital gain or loss depending on the total period of time that the NQSO and Common Stock are held. Generally, no taxable event occurs under the Code upon the grant of an NQSO under the 1998 Employee Plan.

        Pursuant to the Code, the holder of an ISO will recognize no taxable income (or loss) upon the grant or exercise of an ISO. Upon the sale of the underlying shares of Common Stock, the option holder will incur a long-term capital gain or loss if the provisions of Section 422(b) of the Code are complied with. In such case, there is no taxable event for the Company. The principal requirement of Section 422(b), other than the limitations on option price, duration of option period, time of exercise and volume exercisable in one year described above, is that, in order for an option to qualify for ISO treatment, shares received pursuant to exercise of the option may not be disposed within two years from the date of grant and one year from the date of exercise of the option. If an option designated as an ISO ceases to qualify as an ISO, the tax effects for the option holder and the Company will be identical to those described above for NQSOs.

NEW PLAN BENEFITS UNDER THE 1998 EMPLOYEE PLAN

        No currently existing benefits under the 1998 Employee Plan are dependent upon approval of the proposed amendment. See "Executive Compensation - Stock Options - 1988 Stock Option Plan" for a description of outstanding options under the 1988 Stock Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR the proposed approval of the 1998 Employee Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present and entitled to vote at the Annual Meeting will be necessary for stockholder approval of the 1998 Employee Plan.

                                   PROPOSAL 3
                 AMENDMENT TO 1993 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

        The Company has a 1993 Employee Stock Purchase Plan which allows employees of the Company to purchase shares of the Company's Common Stock on a regular basis through payroll deductions. The 1993

Employee Stock Purchase Plan was approved by approved by the stockholders on April 20, 1994 and amended on August 12, 1997. The 1993 Employee Stock Purchase Plan currently authorizes five annual Offerings, covering the years 1993 to 1998, of 200,000 shares each, not to exceed 1,000,000 shares. In January 1998, 1997, and 1996, the Company issued 107,236, 286,048, and 100,583, shares of common stock at purchase prices of $.85, $.32, and $.32 per share, respectively. The annual purchase prices were 85 percent of the closing price of the Company's Common Stock on December 31, 1997, December 29, 1995, and December 29, 1995, respectively. At December 31, 1997, 435,150 shares remained available for issuance.

Reasons for the Proposed Amendment

        The Board of Directors believes that the 1993 Employee Stock Purchase Plan fosters broad-based ownership of the Company's Common Stock by its employees. The Board of Directors also believes that the 1993 Employee Stock Purchase Plan provides significant incentive to all employees of the Company to acquire and hold the Company's Common Stock, thereby more effectively aligning the interests of such employees with those of the stockholders. The Board of Directors believes that it is in the best interests of the stockholders of the Company to amend the 1993 Employee Stock Purchase Plan to increase the number shares authorized and offered for issuance by 400,000 shares to 1,400,000 shares under up to six additional offering periods from January 1, 1999 to December 31, 2001.

DESCRIPTION OF THE PLAN

        Under the 1993 Employee Stock Purchase Plan, which is administered by the Compensation Committee of the Board of Directors, eligible employees may elect to have up to 10% of their Base Pay (as defined) deducted and utilized for the purchase of Common Stock of the Company in annual or semiannual offerings to be made by the Company to eligible employees.

        Under the 1993 Employee Stock Purchase Plan, the Company has made available in each year from January 1, 1993 through December 31, 1998 up to 200,000 shares of Common Stock, plus all unissued shares from prior Offerings, and will make available from January 1, 1999 to December 31, 2001, upon approval of the stockholders of the Company, an additional 400,000 shares of Common Stock, plus all unissued shares from prior Offerings. Participating employees will be deemed to have been granted options to purchase Common Stock in each offering in an amount equal to the amount of their respective payroll deductions divided by 85% of the market value of the Common Stock of the Company on the applicable Offering Commencement Date. The option price shall be the lesser of the 85% of the closing price of the Common Stock on the Offering Commencement Date (or the next preceding trading day) or 85% of the closing price of Common Stock on the Offering Termination Date (or the next preceding trading day). Unless a participating employee terminates participation as provided in the 1993 Employee Stock Purchase Plan, such employee shall be deemed to have exercised such option on the Offering Termination Date and shall be issued a corresponding number of shares of Common Stock. The 1993 Employee Stock Purchase Plan provides for termination of participation or withdrawals of amounts previously deducted under certain circumstances. Certain additional restrictions apply to participating employees who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

        The 1993 Employee Stock Purchase Plan may be amended at any time by one vote of the Board of Directors. However, no amendment made without approval of the stockholders of the Company may increase the total number of shares which may be issued under any Offering, or amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan or permit the members of the Committee to purchase Common Stock under the Plan.

FEDERAL TAX CONSEQUENCES

        The 1993 Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 423, if a participating employee otherwise complies with Section 423(a) and does not dispose of shares of Common Stock acquired pursuant to the exercise of an option under the 1993 Employee Stock Purchase Plan for at least two years after the relevant Offering Commencement Date and at least six months after the relevant Offering Termination Date, such an employee will not recognize any income at the time that such option is deemed to be exercised on the Offering Termination Date, but will recognize income on the sale of the underlying shares of stock. In such case, there is no taxable event for the Company. If the participating employee does not comply with the requirements of Section 423(a), including the holding period requirements described above, the employee will be deemed to have recognized compensation income in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the relevant Offering Termination Date. In such case, the Company will receive a corresponding deduction.

NEW PLAN BENEFITS UNDER THE 1993 EMPLOYEE STOCK PURCHASE PLAN

        No currently existing benefits under the 1993 Employee Stock Purchase Plan are dependent upon approval of the proposed amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        Stockholder approval of the 1993 Employee Stock Purchase Plan is required pursuant to Section 423 of the Code. The Board of Directors recommends a vote FOR adoption of the proposed amendment to the 1993 Employee Stock Purchase Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Annual Meeting will be necessary for stockholder amendment to 1993 Employee Stock Purchase Plan.

                                   PROPOSAL 4

            APPROVAL OF ADOPTION OF 1998 EXECUTIVE NON-STATUTORY PLAN

GENERAL

        On April 1, 1998, the Board of Directors of the Company approved, subject to shareholder approval, the 1998 Executive Non-Statutory Plan (the "1998 NQSO Plan"), covering 1,500,000 shares of Common Stock. Unless terminated earlier by the Board of Directors, the 1998 NQSO Plan will terminate on March 31, 2008. The 1998 NQSO Plan provides for the grant to executives of the Company non-qualified stock options ("NQSO") through the added incentive of performance-based compensation and stock ownership. The purpose of the plan is to stimulate the efforts of executive management to increase shareholder wealth by the performance of specific goals designed to increase shareholder wealth in the form of an increased market price of the Company's stock.

REASONS FOR PROPOSAL 4

        The Board of Directors believes that it is in the best interests of the Company to adopt the 1998 NQSO Plan. The Board of Directors believes that the success of the Company is greatly dependent upon its ability to attract and retain executives of outstanding ability who are motivated to exert their best efforts on behalf of the Company. The Board believes that awards granted to such employees under the 1998 NQSO Plan will further the identification of those executive's interests with those of the Company's shareholders by including specific performance criteria, the attainment of which will accelerate such employees' right to exercise their options. The Board believes that the 1998 NQSO Plan will provide the Company with the ability to attract, retain, and provide incentives to such executives with rewards tied directly to the interests of shareholders. The Board also recommends approval of Proposal 4 because adoption of the Plan will complete the compensation package for specific executives, as further described below.

DESCRIPTION OF THE 1998 NQSO PLAN

        Under the 1998 NQSO Plan, identified executives may be granted long term options to purchase shares of the Company's Common Stock at a price specified on the date of the grant subject to certain acceleration rights upon attainment of specific goals. The 1998 NQSO Plan is administered by the Stock Option Committee. The 1988 NQSO Plan expires on March 31, 2008. Options granted under the 1998 NQSO Plan will expire ten years from the date of grant, vest at varying times, as determined by the NQSO Committee, are nontransferable except by will or pursuant to the laws of descent and distribution. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth on the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the NQSO Committee. The NQSO Committee may determine other terms applicable to particular options. The 1998 NQSO Plan may be amended at any time by one vote of the Board of Directors

FEDERAL TAX CONSEQUENCES

        Pursuant to the Code, upon the exercise of an NQSO under the 1998 NQSO Plan, the Company is generally entitled to a tax deduction in an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. For federal tax purposes, the person exercising the option must pay personal income taxes on an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. The basis of the Common Stock obtained by exercising the NQSO will be the option price paid plus the amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised, which amount was subject to federal income tax. A subsequent sale of the Common Stock by the person exercising the NQSO will result in a long- or short-term capital gain or loss depending on the total period of time that the NQSO and Common Stock are held. Generally, no taxable event occurs under the Code upon the grant of an NQSO under the 1998 NQSO Plan.

NEW PLAN BENEFITS UNDER THE 1998 NQSO PLAN

        Currently existing benefits under the 1998 NQSO Plan dependent upon approval of the proposal include stock options granted to Mr. Douglas P. Gill and Ms. Lori A. Turner, Mr. Allan H. Hobgood to purchase 900,000 300,000, and 200,000 shares, respectively, of the Company's Common Stock. Mr. Gill's and Ms. Turner's options provide for a one time right to exercise in seven years at $1.00 per share, subject to acceleration rights which provide for the exercise of 50,000 and 16,667 shares, respectively, upon each $.50 increment increase in market price per share, over $1.00 per share, but not to exceed $10.00 per share. Mr. Hobgood's option provides for a one time right to exercise in thirty months at $1.00 per share, subject to acceleration rights which provide for the exercise of 20,000 shares upon each $.50 increment increase in market price per share, over $1.00 per share, but not to exceed $10.00 per share The terms of each option include acceleration rights in the case of a change in control.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR the proposed approval of the 1998 NQSO Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present and entitled to vote at the Annual Meeting will be necessary for stockholder approval of the 1998 NQSO Plan.

                                   PROPOSAL 5

    APPROVAL OF AMENDMENT OF TERMS OF CERTAIN OPTIONS GRANTED UNDER THE 1988
                               STOCK OPTION PLAN

GENERAL

        Certain employees of the Company's JFS software division were granted incentive stock options under the 1988 Stock Option Plan (see Proposal 3, General) to purchase the Company's Common Stock during the period beginning March 15, 1994 and ending August 12, 1997. The division was sold on November 26, 1997 at a profit of approximately $4,472,000. The Board of Directors exercised its ability under the term of the 1988 Plan to extend the exercise period of such employees' vested stock options, covering an aggregate of 154,524 shares of the Company's Common Stock, until November 26, 1998. However, pursuant to the terms of the 1988 Plan, the unvested portions of said stock options, covering an aggregate of 150,058 shares of Common Stock, expired February 26, 1998. The proposed extension covers an aggregate of 53,778 shares. The proposal does not include an extension for the options to purchase 96,280 shares of Common Stock which could vest after November 26, 1998.

REASONS FOR PROPOSED AMENDMENT 5

        The Board of Directors believes that the former JFS division employees acted in the Company's best interests and played a key role in the sale of the division which resulted in a profit of approximately $4,472,000. The Board believes that it has a moral and ethical responsibility to see that these employees are not penalized for forfeiture of previously granted stock options as a result of the sale of the division and their voluntary termination of employment from the Company to accept employment from the new owner, pursuant to the terms of the sale. The Board believes that an extension of the vesting and exercise period to November 26, 1997, will fulfill its responsibility to those employees.

DESCRIPTION OF THE 1988 STOCK OPTION PLAN

        Under the 1988 Stock Option Plan, which is administered by the Stock Option Committee of the Board of Directors, key employees may be granted options to purchase shares of the Company's Common Stock at 100% of fair market value on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder/grantee). See Proposal 2 for further description.

FEDERAL TAX CONSEQUENCES

        Extension of the vesting date of said options, which were granted as ISOs, transforms each option to an NQSO. Pursuant to the Code, upon the exercise of an NQSO under the 1988 Stock Option Plan, the Company is generally entitled to a tax deduction in an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. For federal tax purposes, the person exercising the option must pay personal income taxes on an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. The basis of the Common Stock obtained by exercising the NQSO will be the option price paid plus the amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised, which amount was subject to federal income tax. A subsequent sale of the Common Stock by the person exercising the NQSO will result in a long- or short-term capital gain or loss depending on the total period of time that the NQSO and Common Stock are held. Generally, no taxable event occurs under the Code upon the grant of an NQSO under the 1988 Stock Option Plan.

NEW PLAN BENEFITS UNDER THE 1988 STOCK OPTION PLAN

        Approval of Proposal 5 will reinstate the rights to exercise 53,778 shares of the Common Stock under options previously granted to former JFS division employees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR the proposed amendment to the terms of options covering an aggregate of 53,778 shares of Common Stock previously granted under the 1988 Stock Option Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present and entitled to vote at the Annual Meeting will be necessary for stockholder amendment to the terms of options covering an aggregate of 53,778 shares of Common Stock previously granted under the 1988 Stock Option Plan.

                                   PROPOSAL 6
           AMENDMENT TO 1991 DIRECTOR NON-STATUTORY STOCK OPTION PLAN

GENERAL

        The Company has a 1991 Director Non-Statutory Stock Option Plan (the "1991 Director Plan"), currently covering an aggregate of 500,000 share of Common Stock. The 1991 Director Plan provides for the grant NQSOs to non-employee directors. The 1991 Director Plan was approved by the stockholders of the Company on May 7, 1992. As of April 1, 1998 there were outstanding under the 1991 Director Plan options to purchase 200,000 shares of the Company's Common Stock at prices ranging from $0.53 to $1.38 per share. See "Executive Compensation".

REASONS FOR PROPOSED AMENDMENT

        The Board of Directors believes that it is in the best interests of the Company to increase the number of shares of Common Stock reserved for issuance under the 1991 Director Plan to 840,000 shares, an increase of 340,000 shares. The Board of Directors believes that the success of the Company is greatly dependent upon its ability to attract and retain outside Directors of outstanding ability who are motivated to exert their best efforts on behalf of the Company, and that the 1991 Director Plan has been effective in achieving this goal. The Board has concluded that the number of shares available and likely to become available for stock options under the 1991 Director Plan will prove within a relatively short period of time to be inadequate for future stock option requirements. In the opinion of the Board, the authorization of 340,000 additional shares will give the Company sufficient stock reserved for issuance under the 1991 Director Plan to allow the Company to attract and retain outside Directors who are in a position to contribute materially to the successful conduct of the Company's operations, to meet competitive situations created by the stock options plans of other corporations, and to stimulate in those eligible for participation an increased desire to render greater service to the Company.

        It should be noted that each director and each nominee for Director of the Company has, by reason of being eligible to receive options under the 1991 Director Plan, an interest in seeing that the proposed amendments are adopted by stockholders.

DESCRIPTION OF THE PLAN

        Under the 1991 Director Plan, which is administered by the Board of Directors, non-employee Directors are granted options to purchase 40,000 shares of the Company's Common Stock upon their initial election as Directors and 30,000 shares on the second anniversary date of such election at the then-current market price of such shares. One-third of the initial grant shall vest on each anniversary of the date of grant, and one-third of the second grant shall vest every six months after the date of grant. The 1991 Director Plan expires on February 10, 2001. Under an amendment to the 1991 Director Plan adopted by the Board of Directors in February 1992, each eligible Director will receive an additional annual grant of options covering 10,000 shares of Common Stock, commencing with the fiscal year of the Company immediately following the fiscal year in which all shares of Common Stock covered by the initial grant and the second grant described above are fully vested, and such annual grant will continue each fiscal year thereafter until options covering all shares reserved for issuance under the 1991 Director Plan have been granted. Options granted under the 1991 Director Plan must be exercised within ten years from the date of grant, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of service as a Director of the Company, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock. The 1991 Director Plan may be amended at any time by vote of the Board of Directors.

FEDERAL TAX CONSEQUENCES

        Pursuant to the Code, upon the exercise of an NQSO under the 1991 Director Plan, the Company is generally entitled to a tax deduction in an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. For federal tax purposes, the person exercising the option must pay personal income taxes on an amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised. The basis of the Common Stock obtained by exercising the NQSO will be the option price paid plus the amount equal to the difference between the option price and the fair market value of the Common Stock on the date the NQSO is exercised, which amount was subject to federal income tax. A subsequent sale of the Common Stock by the person exercising the NQSO will result in a long- or short-term capital gain or loss depending on the total period of time that the NQSO and Common Stock are held. Generally, no taxable event occurs under the Code upon the grant of an NQSO under the 1991 Director Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR the adoption of the proposed amendment of the 1991 Director Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present and entitled to vote at the Annual Meeting will be necessary for stockholder approval of the amendment of the 1991 Director Plan.

                                   PROPOSAL 7
    AUTHORIZATION FOR THE BOARD OF DIRECTORS TO IMPLEMENT A REVERSE SPLIT OF
                           THE COMPANY'S COMMON STOCK

GENERAL

        The Company's Board of Directors recommends that the stockholders of the Company authorize the Board of Directors, at its discretion, to effect one of three alternative reverse splits of one new share of Common Stock for two, three, or four shares of the issued and outstanding Company's Common Stock (the "Reverse Split"). The Company's number of authorized shares of the Company's issued Common Stock shall not be reduced. The effect of a Reverse Split upon holders of Common Stock would be that the total number of shares of the Company's Common Stock (each, an "Old Share") held by each stockholder would be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Split, divided by two, three, or four, adjusted, as described below, for any fractional shares (each, a "New Share").

        Should a Reverse Split be effected, each shareholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by a Reverse Split.

        Should a reverse split be effected, no certificates or scrip representing fractional shares of the Company's Common Stock will be issued to shareholders as a result of a Reverse Split. All fractional shares will be increased to the next higher whole number of shares.

        Should a reverse split be effected, the conversion ratio for the Company's outstanding Preferred Stock will be adjusted in accordance with the prescribed ratio. Similarly, the exercise price and number of shares of each outstanding warrant and option to purchase shares of the Company's Common Stock will be adjusted in accordance with the prescribed ratio. Additionally, the exercise price of and number of shares available for future issuance under each of the Company's 1988 Employee Stock Option Plan, 1991 Director Plan, 1993 Stock Purchase Plan, and if approved by shareholders, the 1998 Employee Stock Option Plan and the 1998 Executive Non-Qualified Stock Option Plan will be adjusted in accordance with the prescribed ratio.

REASONS FOR THE PROPOSAL

        On March 31, 1998, NASDAQ Stock Market, Inc., ("NASDAQ") formally notified the Company that the Company's Common Stock was subject to delisting on the NASDAQ SmallCap Market, after ninety days, for failure to maintain a minimum bid price of $1.00 per share, as is required for continued listing under Rule 4310 of the NASDAQ's Marketplace Rules. Listing may be maintained if during the ninety days following receipt of the notice the shares of Common Stock report a closing bid price of $1.00 or greater for ten consecutive trading days. As of this date, the Company's shares of Common Stock have not traded at the level required for continued listing.

        Company representatives have consulted with NASDAQ representatives regarding the delisting notice. While the Company will likely seek a formal hearing before NASDAQ and a discretionary waiver or postponement of delisting, based upon initial consultations with NASDAQ representatives, the Board of Directors is of the opinion that NASDAQ is unlikely to waive the bid price requirement for continued listing.

        The Board of Directors believes that maintenance of the NASDAQ listing is in the best interest of the shareholders and the Company, as the NASDAQ SmallCap listing provides a convenient market for trading of the Common Stock of the Company, creates greater liquidity for all shareholders, and makes the Common Stock of the Company more attractive to investors.

        Thus, the Board of Directors recommends shareholder approval of a proposal to authorize the Board of Directors, in its discretion, to implement one of three alternative reverse splits of the Company's Common Stock at a ratio of one new share of Common Stock for each of two, three, or four shares of Common Stock. If this proposal is approved by shareholders, the Board of Directors may select one of the authorized ratios for the Reverse Split, based on its determination of which of them results in the greatest marketability and liquidity of the Common Stock, on prevailing market conditions, on the likely effect on the market price of the Common Stock and other relevant factors. The remaining alternatives would be abandoned without further action by the shareholders of the Company.

        The Board believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholding may increase the trading price of such shares to meet NASDAQ's minimum bid price requirements. However. there can be no assurance that the market price per New Share of Common Stock after a Reverse Split will be up to two, three, or four times the market price per Old Share of Common Stock before a Reverse Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Shareholders should note that the Board cannot predict what effect a Reverse Split would have on the market price of the Company's Common Stock. Additionally, because no change will be made to the authorized shares, the Reverse Split will increase the number of authorized, but unissued shares of the Company. This result could be construed as having an anti-takeover effect, although neither the Board of Directors nor the management of the Company views this proposal in that perspective.

PRINCIPAL EFFECTS OF A REVERSE SPLIT

        The Certificate of Incor poration of the Company currently authorizes the Company to issue 10,000,000 shares of its Preferred Stock and 25,000,000 shares of its Common Stock. As of April 1, 1998, there were (1) 13,160,792 shares of Common Stock outstanding, (2) 12 shares of Series A Preferred Stock, par value $1.00 per share outstanding, (3) 2,781,775 options granted and not expired, cancelled nor exercised, and (4) warrants granted to purchase 900,000 shares of Common Stock. If any Reverse Split is effected, no change in authorized shares shall result; however, if a Reverse Split should be effected, for example, at the maximum rate proposed (one share for four shares), the principal effect shall be to decrease the number of share of Common Stock issued and outstanding from 13,160,792 shares to approximately 3,290,198 issued and outstanding shares, based upon the number of shares outstanding on April 1, 1998. Similarly, each share of Preferred Stock, which is currently convertible into 33,333 shares of Common Stock, would be convertible into 8,334 shares of Common Stock.

        A Reverse Split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

        Pursuant to Delaware law, the Company's stockholders are not entitled to dissenters' rights of appraisal with respect to the Amendment to effect a Reverse Split.

EXCHANGE OF STOCK CERTIFICATES

        Should a Reverse Split be effected, shareholders will be required to exchange their stock certificates for new certificates representing the shares of new Common Stock. Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. Stockholders should not submit any certificates until requested to do so.

FEDERAL INCOME TAX CONSEQUENCES

        The following description of federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement.

        The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. The Company, however, believes that because the Reverse Split is not part of a plan to periodically increase a stockholders' proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following federal income tax effects.

        1. The Reverse Split will constitute a reorganization within the meaning of Section 368 (a) (1) (E) of the Code.
        2. A stockholder will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the New Shares will equal such stockholder's basis in the Old Shares.
        3. A stockholder's holding period for the New Shares will be the same as the holding period of the Old Shares exchanged therefor.
        4. The Company will not recognize any gain or loss on the exchange by reason of Section 1032 of the Code.

THE FEDERAL INCOME TAX DISCUSSION WITH RESPECT TO A REVERSE SPLIT AS SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM A REVERSE SPLIT.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR the proposed resolution authorizing the Board of Directors recommends shareholder approval of a proposal to authorize the Board of Directors, in its discretion, to implement a reverse split of the Company's Common Stock of one share of Common Stock for two, three, or four shares of Common Stock.

                              DIRECTOR COMPENSATION

        Each director who is not an officer of the Company ("non-employee director") receives an annual retainer of $12,000, $2,000 or $1,000 for each meeting of the Board he attends which does or does not require travel to another city, respectively, other than telephonic meetings of the Board in which case no fee is paid. In addition, pursuant to the 1991 Directors Stock Option Plan, each non-employee director receives options to purchase stock in accordance with the specified grant periods (see "1991 Directors Stock Option Plan").

                             EXECUTIVE COMPENSATION

GENERAL

        The following table sets forth compensation paid or awarded to the Chief Executive Officer and the only other executive officer of the Company whose compensation exceeded $100,000 for all services rendered to the Company in 1997, 1996 and 1995:

                                                      SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                          -------------------     ---------------------------------
                                                              BONUS/ANNUAL    SECURITIES      LONG-TERM      ALL
                                                               INCENTIVE      UNDERLYING      INCENTIVE   OTHER COM-
NAME AND PRINCIPAL POSITION         YEAR         SALARY         AWARD (1)       OPTIONS        PAYOUTS    PENSATION (2)
---------------------------         ----         ------         ---------       -------        -------    -------------
Edward P. Gistaro ................  1997        $133,901        $127,137        $  --                       $4,843
Chairman of the Board ............  1996         131,682        $ 97,850         50,000          --          1,468
and Chief Executive Officer ......  1995         102,701            --             --            --          2.238

Allan H. Hobgood .................  1997         101,337          63,526         25,000          --          3,935
President and ....................  1996         100,712         112,647         50,000          --          1,468
Chief Operating Officer ..........  1994         100,256          68,637           --            --          2,250

Lori A. Turner ...................  1997          63,867          42,379         25,000          --          2,464
Chief Financial Officer
--------------------

(1) Mr. Gistaro and Ms. Turner are eligible to receive bonuses based on increases in revenues over the prior year and 3% and 1%, respectively, of the Company's pre-tax quarterly profits under the 1997 Management Incentive Bonus Plan as approved by the Compensation Committee of the Board of Directors. The Bonus Plan also provides for subjective bonus payments for successful completion of an acquisition or merger transaction in lieu of profits, depending on price per share of transaction.
     Mr. Hobgood is eligible to receive 5.5% of the monthly profits from areas of his responsibility.

(2) Matching contributions under the Company's 401(k) Plan and tax return preparation fees for certain executives attributable to company stock option plans and grants.

STOCK OPTION GRANTS IN 1997

                         NUMBER OF        % OF TOTAL
                        SECURITIES      OPTIONS GRANTED   EXERCISE
                        UNDERLYING       TO EMPLOYEES       PRICE     EXPIRATION
    NAME              OPTIONS GRANTED   IN FISCAL YEAR    PER SHARE      DATE
    ----              ---------------   --------------    ---------      ----

Edward P. Gistaro.....      ---               ---
Allan H. Hobgood......    25,000              9.0%            .66      09/11/07
Lori Turner...........    25,000              9.0%            .66      09/11/07


STOCK OPTION EXERCISES IN 1997 AND OPTION VALUES AT DECEMBER 31, 1997

                    SHARES                                             VALUE OF UNEXERCISED
                   ACQUIRED            NUMBER OF UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                      ON      VALUE        AT DECEMBER 31, 1997        AT DECEMBER 31, 1997
    NAME           EXERCISE REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
    ----           -----------------   -----------  -------------  -----------   -------------
Edward P. Gistaro...315,000 $122,850       ---           ---            ---            ---
Allan H. Hobgood....  ---      ---      305,000        25,000          $118,450      $8,500
Lori A. Turner......  ---      ---       44,500        25,000            18,105       8,500

EMPLOYMENT AGREEMENTS

        Mssrs. Edward P. Gistaro, Allan H. Hobgood and Ms. Lori A. Turner have employment agreements with the Company. Mr. Gistaro's employment agreement terminated pursuant to his retirement effective April 1, 1998. Mr. Hobgood's agreement provides for an annual base salary of $96,000 and a bonus equal to 5.5% of the profits of the government and commercial division. Mr. Hobgood's agreement was amended on April 1, 1998 to specify a thirty month employment term and an ensuing five year consulting contract providing for payment of $30,000 per annum. The amendment also provides for a payment of $30,000 for another five-year term following the term of the consulting contract. Ms. Turner's agreement provides for an annual base salary of $80,000 and does not have a fixed term.

        The Company entered into an employment agreement with Mr. Douglas P. Gill on April 1, 1998 which carries a seven-year term. Pursuant to the terms of the agreement, Mr. Gill is to be paid $200,000 per annum, an auto allowance, and an annual performance bonus to be determined by the Board of Directors.

        Each agreement is terminable upon 30 days' prior written notice by either the Company or the employee, or by the Company "for cause" at any time. Further, each agreement requires that the employee keep Company matters confidential, restricts the employee from being directly or indirectly involved with any entity in a business competitive with that of the Company for a period of years following the termination of the agreement, and provides for a severance payment to the employee in the event he is terminated by the Company without cause.

STOCK OPTIONS

1988 STOCK OPTION PLAN

        The Company has a 1988 Stock Option Plan, currently covering an aggregate of 1,660,000 shares of Common Stock. Under the 1988 Stock Option Plan, which is administered by the Stock Option Committee of the Board of Directors, key employees may be granted options to purchase shares of the Company's Common Stock at 100% of fair market value on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder/grantee). The 1988 Stock Option Plan expires on October 31, 1998. Options granted under the 1988 Stock Option Plan must be exercised within ten years from the date of grant, vest at varying times, as determined by the Stock Option Committee, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of employment, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the Stock Option Committee. The Stock Option Committee may determine other terms applicable to particular options. No one person may receive ISO options for which the aggregate fair market value (determined at the time each ISO is granted) of options exercisable for the first time during any calendar year exceeds $100,000.

1998 STOCK OPTION PLAN

        The Board of Directors adopted the 1998 Employee Stock Option Plan covering an aggregate of 750,000 shares of Common Stock. Under the 1998 Employee Plan, which is administered by the Stock Option Committee of the Board of Directors, key employees may be granted options to purchase shares of the Company's Common Stock at 100% of fair market value on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder/grantee). The 1998 Employee Plan expires on March 31, 2008. Options granted under the 1998 Employee Plan must be exercised within ten years from the date of grant, vest at varying times, as determined by the Stock Option Committee, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of employment, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the Stock Option Committee. The Stock Option Committee may determine other terms applicable to particular options. No one person may receive ISO options for which the aggregate fair market value (determined at the time each ISO is granted) of options exercisable for the first time during any calendar year exceeds $100,000.

1991 DIRECTOR PLAN

        The Company also has a 1991 Director Plan currently covering an aggregate of 500,000 shares of Common Stock. Under the 1991 Director Plan, which is administered by the Board of Directors, non-employee Directors are granted options to purchase 40,000 shares of the Company's Common Stock upon their initial election as Directors and 30,000 shares on the second anniversary date of such election at the then-current market price of such shares. One-third of the initial grant shall vest on each anniversary of the date of grant, and one-third of the second grant shall vest every six months after the date of grant. The 1991 Director Plan expires on February 10, 2001. Under an amendment to the 1991 Director Plan adopted by the Board of Directors in February 1992, each eligible Director will receive an additional annual grant of options covering 10,000 shares of Common Stock, commencing with the fiscal year of the Company immediately following the fiscal year in which all shares of Common Stock covered by the initial grant and the second grant described above are fully vested, and such annual grant will continue each fiscal year thereafter until options covering all shares reserved for issuance under the 1991 Director Plan have been granted. Options granted under the 1991 Director Plan must be exercised within ten years from the date of grant, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of service as a Director of the Company, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock. The 1991 Director Plan may be amended at any time by vote of the Board of Directors. The Board of Directors has submitted an amendment to shareholders to increase the number of shares reserved for issuance under the 1991 Director Plan by 340,000 shares to an aggregate of 840,000 shares.

        During 1997, Messrs. Ralph Brown, Al Ireton and Chauncey Schmidt, all Directors of the Company, were granted options covering 10,000 shares each of Common Stock at exercise prices of $.78, $.78, and 1.13 per share, respectively. The exercise price per share of each such option was not less than the closing bid price of the Common Stock reported on The NASDAQ Stock Market on the date of the grant.

1998 EXECUTIVE NON STATUTORY STOCK OPTION PLAN

        Subject to shareholder approval, the Company has a 1998 Executive Non-Statutory Plan (the "1998 NQSO Plan"), covering 1,500,000 shares of Common Stock. Unless terminated earlier by the Board of Directors, the 1998 NQSO Plan will terminate on March 31, 2008. The 1998 NQSO Plan provides for the grant to executives of the Company non-qualified stock options ("NQSO") through the added incentive of performance-based compensation and stock ownership. The purpose of the plan is to stimulate the efforts of executive management to increase shareholder wealth by the performance specific goals designed to increase shareholder wealth in the form of an increased market price of the Company's stock.

        Under the 1998 NQSO Plan, identified executives may be granted long term options to purchase shares of the Company's Common Stock at a price specified on the date of the grant subject to certain acceleration rights upon attainment of specific goals. The 1998 NQSO Plan is administered by the Stock Option Committee. The 1988 NQSO Plan expires on March 31, 2008. Options granted under the 1998 NQSO Plan will expire ten years from the date of grant, vest at varying times, as determined by the Stock Option Committee, are nontransferable except by will or pursuant to the laws of descent and distribution and expire within three months after termination of employment, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth on the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the Stock Option Committee. The Stock Option Committee may determine other terms applicable to particular options. The 1998 NQSO Plan may be amended at any time by one vote of the Board of Directors

EMPLOYEE STOCK PURCHASE PLAN

        The Company has a 1993 Employee Stock Purchase Plan (the "Purchase Plan") which was approved by the stockholders at the 1994 Annual Meeting of Stockholders and amended on August 12, 1997. Under the Purchase Plan, eligible employees may elect to have up to 10% of their Base Pay (as defined) deducted and utilized for the purchase of Common Stock of the Company in annual or semiannual offerings to be made by the Company to eligible employees. The Company has reserved 1,000,000 shares of Common Stock for issuance pursuant to the Purchase Plan. The Company issued 107,236 286,050, and 100,583 shares in January 1997, 1996 and 1995 pursuant to this Purchase Plan at purchase prices of $.85, $.32 and $.32 per share, which represents 85% of the closing price on December 30, 1997, December 29, 1995, and December 29, 1995, respectively.

        Under the Purchase Plan, the Company has made available in each year from January 1, 1994 through December 31, 1998, up to 200,000 shares of Common Stock. Such shares are offered to participating employees in annual or semiannual offerings. Participating employees are deemed to have been granted options to purchase Common Stock in each offering in an amount equal to the amount of their respective payroll deductions divided by 85% of the market value of the Common Stock of the Company on the applicable Offering Commencement Date. The option price is the lesser of 85% of the closing price of the Common Stock on the Offering Commencement Date (or the next preceding trading day) or 85% of the closing price of Common Stock on the Offering Termination Date (or the next preceding trading day). Unless a participating employee terminates participation as provided in the 1993 Plan, such employee shall be deemed to have exercised such option on the Offering Termination Date and shall be issued a corresponding number of shares of Common Stock.

        The Purchase Plan is administered by the Compensation Committee of the Board of Directors. The Board of Directors has submitted to shareholders approval of an amendment to the Purchase Plan to increase the number shares reserved for issuance by 400,000 to 1,400,000 shares. The amendment also extends the termination date from December 31, 1998 to December 31, 2001.

                             PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1998, by all persons known to the Company to own beneficially more than 5% of the Company's Common Stock.

                           NAME AND                  AMOUNT AND
                          ADDRESS OF                  NATURE OF        PERCENT
 TITLE OF CLASS        BENEFICIAL OWNERS        BENEFICIAL OWNERSHIP  OF CLASS
 --------------        -----------------        --------------------  --------

Common Stock,       Demuth, Folger & Terhune         900,000 (1)         6.2
par value $.01      One Exchange Plaza
per share           55 Broadway
                    New York, New York 10006

(1)     Consists of 900,000 shares of Common Stock underlying a Warrant to
                    Purchase Common Stock exercisable at an exercise price of $2.00 per share. The percentage of ownership is calculated based on 14,450,788 shares of outstanding.

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1998 (a) by each of the Company's directors, (b) by the Company's Chief Executive Officer and its only other executive officer whose 1997 compensation exceeded $100,000, and (c) by all Directors and executive officers as a group.

                         NAME AND                AMOUNT AND
                        ADDRESS OF                NATURE OF            PERCENT
 TITLE OF CLASS    BENEFICIAL OWNER (1)   BENEFICIAL OWNERSHIP (2)  OF CLASS (3)
 -------------------------------------------------------------------------------

Common Stock,       Edward P. Gistaro           701,006                  5.17%
par value $.01      Allan H. Hobgood            436,089  (4)             3.05%
per share           Lori Turner                  94,837  (5)              .70%
                    Ralph Brown                 283,100  (6)             2.08%
                    Al R. Ireton                 75,000  (7)              .55%
                    Chauncey E. Schmidt         225,000  (7)             1.65%
                    All Directors and
                      Executive Officers
                      as a Group (6
                      persons including
                         the above)           1,720,195  (8)            12.23%
--------------------
(1)     The address for all persons named is 7461 Callaghan Road, San Antonio,
                Texas 78229.

(2)     The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as otherwise indicated.

(3)     Unless otherwise indicated below, the percentage of ownership is based upon 13,550,788 shares of Common Stock outstanding, which includes 399,996 shares of Common Stock into which outstanding shares of Preferred Stock are convertible and which the holders of the Preferred Stock are entitled to vote.

(4)     Includes 305,000 shares subject to currently exercisable stock options.
                The percentage of ownership is based on 13,855,788 shares outstanding.

(5)     Includes 44,500 shares subject to currently exercisable stock options.
                The percentage of ownership is based on 13,595,288 shares outstanding.

(6)     Includes 65,000 shares subject to currently exercisable stock options.
                The percentage of ownership is based on 13,615,788 shares outstanding.

(7)     Includes 75,000 shares subject to currently exercisable stock options.
                The percentage of ownership is based on 13,625,788 shares outstanding.

(8)     Includes 520,000 shares subject to currently exercisable stock options.
                The percentage of ownership is based on 14,070,788 shares outstanding.

                                RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

        Arthur Andersen & Co., San Antonio, Texas has been engaged by the Board of Directors of the Company as independent public accountants for the Company and its subsidiaries for the fiscal year 1997, and it is expected that such firm will serve in that capacity for the 1998 fiscal year. Management expects that a representative of Arthur Andersen & Co. will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by stockholders.

                              FINANCIAL STATEMENTS

        The Company's audited financial statements for the fiscal year ended December 31, 1997, and Management's Discussion and Analysis of Financial Condition and Results of Operations incorporated herein by reference to the Company's 1997 Annual Report to Stockholders which is being mailed to stockholders with this Proxy Statement.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

SOLICITATION

        The cost of soliciting Proxies in the accompanying form will be borne by the Company. In addition to the solicitation of Proxies by the use of the mails, certain officers and associates (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit Proxies personally and by telephone and telegraph. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy material to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing. In addition, the Company has engaged MacKenzie Partners, Inc., New York, New York to assist in soliciting Proxies for a fee of approximately $3,000 plus reasonable out of pocket expenses.

        COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THE FOREGOING PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO RALPH BROWN, SECRETARY, DOCUCON, INCORPORATED, 7461 CALLAGHAN ROAD, SAN ANTONIO, TEXAS 78229. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD-FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF APRIL 17, 1998, HE WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

        Please SIGN and RETURN the enclosed Proxy promptly.

                                             By Order of the Board of Directors:

                                             RALPH BROWN
                                             Secretary

April 30, 1998

                              DOCUCON, INCORPORATED

                                      PROXY

                   ANNUAL MEETING OF STOCKHOLDERS-JUNE 9, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints EDWARD P. GISTARO and DOUGLAS P. GILL or ___________________________, and each of them, with several powers of substitution, proxies to vote the shares of Common Stock, par value $.01 per share of Docucon, Incorporated which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Docucon, Incorporated to be held at the Company's headquarters at Omni Hotel, 9821 Colonade Boulevard, San Antonio, Texas 78230, on Tuesday, June 9, 1998, at 12:00 Noon, C.D.T., and any adjournment thereof:

1.   Election of Directors:
     FOR all nominees listed below                  WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

INSTRUCTION: To withhold authority for any individual nominee, mark a line through the nominee's name in the list below.

Edward P. Gistaro                   Allan H. Hobgood             Douglas P. Gill
Chauncey E. Schmidt                 Ralph Brown                  Al R. Ireton
Robert W. Schwartz

2.   To approve the 1998 Employee Stock Option Plan of the Company.
      FOR              AGAINST                ABSTAIN

3. To amend the 1993 Employee Stock Purchase Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 400,000 shares to 1,400,000 shares of Common Stock, par value $.01 per share, to be offered in up to six additional annual or semi-annual offerings, and amend the termination date from December 31, 1998, to December 31, 2001

      FOR          AGAINST                ABSTAIN

4.   To approve the 1998 Executive Non Statutory Stock Option Plan of the
     Company.
      FOR          AGAINST                ABSTAIN

5. To authorize the extension of the vesting and exercise period of certain stock options from 90 days to one year. These options were granted to employees of the JFS division which the Company sold in November 1997 and cover an aggregate of 53,778 shares of the Company's Common Stock.
      FOR          AGAINST                ABSTAIN

6. To amend the 1991 Directors Stock Option Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 340,000 shares to 840,000 shares of Common Stock, par value $.01 per share.
      FOR         AGAINST                ABSTAIN

7. To authorize the Board of Directors, in its discretion, to implement one of three alternative reverse splits of the Company's Common Stock at a ratio of one share for two, three, or four shares of Common Stock.
      FOR          AGAINST                ABSTAIN

8. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Items 1, 2, 3, 4, 5, 6, and 7 above. Any stockholder who wishes to withhold the discretionary authority referred to in Item 6 above should mark a line through the entire Item.

Dated ________________, 1998 Signatures(s) _______________________

                                            ----------------------------------
                                    (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                    EXHIBIT A

                              DOCUCON, INCORPORATED

                             1998 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN. The Docucon, Incorporated 1998 Stock Option Plan (the "Plan") is designed to increase the interest of the employees of Docucon, Incorporated, a Delaware corporation, (and of any subsidiaries it may have) (collectively the "Company"), in the Company's business through the added incentive created by the opportunity afforded for stock ownership under the Plan. Incentive stock options and/or non-qualified stock options may be granted under the Plan.

2. COMMITTEE. The Plan shall be administrated by a committee of at least three persons, composed of disinterested directors or non-directors selected by the Board of Directors of the Company, to serve at the pleasure of the Board. The committee administering such Plan is referred to herein as the "Committee". By resolution of the Board of Directors of the Company adopted at the time of adoption of the Plan or from time to time thereafter, certain directors may be designated to be ineligible for specified periods to be granted stock options pursuant to the Plan or to be allocated stock or granted stock options or stock appreciation rights pursuant to any other plan of the Company or its affiliates. No person may be selected to be a member of the Committee if he was eligible at any time during the twelve-month period immediately preceding the date of his selection to the Committee, nor shall any member of the Committee be eligible while a member, to be allocated stock or to receive stock options or stock appreciation rights pursuant to the Plan. Committee members may, however, exercise options previously granted to them. Any action taken by a majority of the Committee shall be the action of the Committee. The decision of the Committee on any questions concerning or involving the interpretation or administration of the Plan shall, as between the Company and the option holders, be final and conclusive. The Committee may consult with counsel, who may be counsel for the Company, and shall not incur any personal liability for any action taken in good faith in reliance upon the advice of counsel. Within the limitations of the Plan, the number of shares for which options will be granted from time to time, the periods for which the options will be outstanding and whether they shall be incentive stock options or non-qualified stock options will be determined by the Committee.

3. PARTICIPANTS. Participants will be selected by the Committee from among the employees of the Company. An employee on leave of absence within the meaning of Regulations promulgated under the Internal Revenue Code of 1986 (the "Code") may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan (including for purposes of determining whether the participant is entitled to exercise an option).

4. NUMBER OF SHARES. The total number of shares of the Company's Common Stock, par value $0.01 per share, which may be issued under options granted pursuant to the Plan shall not exceed 750,000 Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any stock option granted hereunder is surrendered before exercise or lapses without exercise or for any other reason ceases to be exercisable, the shares reserved therefore shall continue to be available for the grant of options under the Plan. The Plan will terminate on March 31, 2008 and no options will be granted thereunder after such date.

5. STOCK ADJUSTMENTS. To the extent permitted by the Code, in the event that the outstanding shares of the Company's Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in stock of the class which is subject to this Plan, appropriate adjustment in the number kind of shares as to which options may be granted and as to which options or portions thereof then unexercised shall be exercisable shall be made to the end that the proportionate number of shares or other securities as to which options may be granted and the option holder's proportionate interest under outstanding options shall be maintained as before the occurrence of such event. Any such adjustment in the shares or other securities subject to outstanding options (including any adjustment in the option price), shall be made in such manner as not to constitute a modification as defined by the Code in the case of incentive stock options.

6. OPTION PRICE. Subject to the provisions of Section 9 hereof concerning the option price for ten percent shareholders, the option price will be the fair market value of the shares at the date of which the respective options are granted. For purposes of the Plan, the fair market value per share of the Company's Common Stock on any date shall be deemed to be the closing price of the Company's Common Stock on any date shall be deemed to be the closing price of the Company's Common Stock on the principal national securities exchange on which the Company's Common Stock is then listed or admitted to trading, if the Company's Common Stock is then listed or admitted to trading on any national securities exchange. The closing price shall be the last reported sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, as reported by said exchange. If the Company's Common Stock is not then so listed on a national securities exchange, the fair market value per share of the Company's Common Stock on any date shall be deemed to be the closing price (the last reported sale price regular way) in the over-the-counter market as reported by the NASDAQ SmallCap Market(R), if the Company's Common Stock closing price is then reported on NASDAQ SmallCap Market, or, if the Common Stock closing price of the Company's Common Stock is not then reported by NASDAQ SmallCap Market, shall be deemed to be the mean between the representative closing bid and asked prices of the Company's Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Company's Common Stock is not then quoted by NASDAQ, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. furnishes quotes with respect to the Common Stock of the Company, such fair market value shall be determined by resolution of the Company's Board of Directors. Notwithstanding the foregoing provisions of this Section 6, if the Board of Directors shall at any time determine that it is impracticable to apply for foregoing methods of determining fair market value, the board of Directors is empowered to adopt other reasonable methods for such purpose.

7. TERMS OF OPTIONS. Each option will provided by its terms that it is not exercisable after the expiration of ten years from the date such option is granted. Within this limitation, the Committee will determine the expiration dates of the options. Options may be exercised at any time or from time to time, within their terms, in whole or in part, or otherwise as shall be determined by the Committee. Upon exercise, the option price shall be payable in cash or the equivalent fair market value of the Company's Common Stock or any combination of both as shall be determined by the Committee at the time the option is granted.

8. LISTING AND REGISTRATION. The Company, in its discretion, may postpone the issuance and delivery of shares upon any exercise of an option until completion of such stock exchange listing, or registration or other qualification of such shares under any state or federal law, rule or regulation as the Company may consider appropriate; and may require any person exercising an option to make such representations and furnish such information as it considers appropriate in connection with the issuance of the shares in compliance with applicable law, including, without limitation, federal or state laws regulating the sale or issuance of securities.

9. TEN PERCENT SHAREHOLDERS. No employee shall be eligible to receive an incentive stock option under this Plan if, at the time the incentive stock option is granted, he or she owns more than ten percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, if any, determined in accordance with the Code. This limitation shall not apply if, at the time the incentive stock option is granted, the option price is one hundred ten percent (110%) of the fair market value of the Company's Common Stock and the incentive stock option is not exercisable after the expiration of five years from the date it is granted.

10.LIMITATION OF AMOUNT OF SHARES. For incentive stock options granted hereunder, the aggregate fair market value (determined as of the time the incentive stock option is granted) of the stock for which any employee may be granted incentive stock options that are first exercisable in any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation, if any) shall not exceed $100,000. For the purposes of this Plan, the terms "incentive stock options" and "incentive stock option plans" shall mean options and plans which conform with the provisions of the Code.

11.FORM OF OPTIONS AND CONDITIONS TO EXERCISE. Options granted under the Plan shall be clearly designated as either incentive stock options or non-qualified stock options. Although non-qualified stock options need not comply with the requirements of the Code, they shall be required to comply with all provisions of the Plan except those provisions which specifically apply only to incentive stock options. It is intended that the incentive stock options shall conform to the requirements of the Code and to the provision of the Plan. The options shall otherwise be as determined by the Committee. The terms "parent corporation" and "subsidiary corporation" shall have the meaning given them by the Code. Members of the

   Board of Directors who are not also employees of the Company shall only be entitled to receive non-qualified stock options.

      The options by their terms shall provide that they will not be transferable by the grantee otherwise than by Will or the laws of descent and distribution and that each is exercisable, during the lifetime of the grantee, only by him or her. Options shall not be required to be exercised sequentially.

      Unless otherwise waived or modified by the Board of Directors, an option may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the grantee was an employee of either the Company or of a parent of subsidiary corporation of the Company or of another corporation referred to in the Code (unless the Company terminates such employment for cause or unless the grantee terminates his or her employment without the written consent of the Company, in which event the option terminates immediately on the employment termination date); provided, however, that the option may also be exercised for up to one year after the employment termination date if the grantee is disabled within the meaning of the Code, but in no event at a date later than the termination date of the option. If a grantee should die at any time when any portion of an option granted herein to him or her shall be exercisable by him or her, the option will be exercisable in whole or in part during the next year succeeding his or her death by the person or persons whom his or her rights under the option shall have passed by Will or by the laws of descent and distribution, but in no event at a date later than the termination date of the option.

12.AMENDMENT OF PLAN. The Plan may be amended at any time by the Board of Directors provided that (except pursuant to Section 5 hereof) no amendment made without approval of the shareholders of the Company shall increase the total number of shares which may be issued under options granted pursuant to the Plan, or reduce the minimum option price, or extend the latest date upon which options may be granted, or change the class of employees eligible to receive options.

13.WITHHOLDING REQUIREMENTS. An optionee's right to exercise non-qualified stock options in accordance with this Plan shall be subject to the delivery to the Company by the optionee at the time of exercise, or at such earlier or later time as applicable law or regulation permit or require, such amount as the Company shall be required to withhold from the optionee in satisfaction of federal, state or local tax withholding requirements.

14.CODE REFERENCE. References to sections of the Code shall include any amendment of the Code section or any section that may be substituted for such section.

                                    EXHIBIT B

                                  DOCUCON, INC.
                 1998 EMPLOYEES NON-STATUTORY STOCK OPTION PLAN


      1. PURPOSES OF THE PLAN. The Docucon, Inc. 1998 Employees Non-Statutory Stock Option Plan (the "Plan") is designed to increase the interest of executives of Docucon, Inc., a Delaware corporation, (and of any subsidiaries it may have) (collectively the "Company"), in the Company's business through the added incentive of performance-based compensation and stock ownership under the Plan. The only stock options granted under this Plan shall be non-statutory stock options.

      2. COMMITTEE. The Plan shall be administered by a committee of at least three persons, composed of disinterested directors or non-directors selected by the Board of Directors of the Company, to serve at the pleasure of the Board. The committee administering such Plan is referred to herein as the "Committee". By resolution of the Board of Directors of the Company adopted at the time of adoption of the Plan or from time to time thereafter, certain directors may be designated to be ineligible for specified periods to be granted stock options pursuant to the Plan. No director or other person may be selected to be a member of the Committee if he was eligible at any time during the twelve-month period immediately preceding the date of his election to the Committee, nor shall any member of the Committee be eligible, while serving as a member of the Committee, to be allocated stock or to receive stock options or stock appreciation rights pursuant to the Plan. Committee members may, however, exercise options previously granted to them. Any action taken by a majority of the Committee shall be the action of the Committee. The Committee shall have sole responsibility for administration of the Plan. The Committee may consult with counsel, who may be counsel for the Company, and the members of the Committee shall not incur any personal liability for any action taken in good faith in reliance upon the advice of counsel. Within the limitations of the Plan, the number of shares for which options will be granted from time to time, the periods for which such options will be outstanding, and the option price for such options will be determined by the Committee.

      3. PARTICIPANTS. Participants will be selected by the Committee from among the executives of the Company. An employee on an authorized leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan (including for purposes of determining whether the participant is entitled to exercise an option).

      4. NUMBER OF SHARES. The total number of shares of the Company's Common Stock, par value $0.01 per share, which may be issued under options granted pursuant to the Plan shall not exceed 1,500,000. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company, but in all events shall be registered with the Securities and Exchange Commission and be eligible for trading (which registration shall be accomplished by Company as soon as practicable, but not later than one hundred eighty (180) days after the date of the grant of options under the Plan). If any stock option granted hereunder is surrendered before exercise without exercise or for any other reason ceases to be exercisable, the shares reserved therefor shall continue to be available for the grant of options under the Plan. The Plan will terminate on April 1, 2008 and no option will be granted thereunder after such date. Such termination, however, will not affect the existence, validity or terms of any options previously granted under the Plan, nor will it affect the rights of any then existing option holder under the Plan.

      5. STOCK ADJUSTMENTS. In the event that the outstanding shares of the Company's Common Stock are increased or decreased or changed into or exchanged for a different number of kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in stock of the class which is subject to this Plan, appropriate adjustment in the number, kind and exercise price of shares as to which options may be granted and as to which options or portions thereof then unexercised shall be exercisable shall be made to the end that the proportionate number of shares or other securities as to which options may be granted and the option holder's proportionate interest in and the value of outstanding options shall be maintained as before the occurrence of such event.

      6. TERMS. Each option will provide by its terms that it is not exercisable after the expiration of ten years from the date such option is granted. Within this limitation the Committee will determine, in the applicable Stock Option Agreement, the dates and conditions for vesting, exercise and expiration, including applicable performance goals. Options may be exercised at any time or from time to time, within their terms, in whole or in part, or otherwise, as shall be determined by the Committee and set forth in the applicable Stock Option Agreement. The option price, upon exercise, shall be payable in cash, or the equivalent fair market value of the Company's common stock or any combination of both, as shall be determined by the Committee and set forth in the applicable Stock Option Agreement at the time the option is granted.

      7. LISTING AND REGISTRATION. The Company, in its reasonable discretion, may postpone the issuance and delivery of shares upon any exercise of an option until the completion of such stock exchange listing, or registration or other qualification of such shares under any state or federal law, rule or regulation as the Company may reasonably consider appropriate; and may require any person exercising an option to make such representations and furnish such information as it considers appropriate in connection with the issuance of the shares in compliance with applicable law, including, without limitation, federal or state laws regulating the sale or issuance of securities.

      8. NON-TRANSFERABILITY AND CONDITIONS OF EXERCISE. The options by their terms shall provide that they will not be transferable by the grantee otherwise than by Will or the laws of descent and distribution and that each is exercisable, during the lifetime of the grantee, only by him or her. Options shall not be required to be exercised sequentially.

      If a grantee should die at any time when any portion of an option granted herein to him or her has vested and is exercisable by him or her, such options will be exercisable in whole or in part by the person or persons to whom his or her rights under the option shall have passed by Will or by the laws of descent and distribution.

      9. AMENDMENT OF PLAN. The Plan may be amended at any time by the Board of Directors, provided, however, that the Board may make no amendment having an adverse effect on any previously issued options or on an option holder's rights thereunder without the option holder's prior written consent.

      10. WITHHOLDING REQUIREMENTS. An optionee's right to exercise stock options in accordance with this Plan shall be subject to the delivery to the Company by the optionee at the time of exercise, or at such earlier or later time as applicable law or regulation permit or require, such amount as the Company shall be required to withhold from the optionee in satisfaction of federal, state or local tax withholding requirements.

                              DOCUCON, INCORPORATED

                                      PROXY

                   ANNUAL MEETING OF STOCKHOLDERS-JUNE 9, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints EDWARD P. GISTARO and DOUGLAS P. GILL or ___________________________, and each of them, with several powers of substitution, proxies to vote the shares of Common Stock, par value $.01 per share of Docucon, Incorporated which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Docucon, Incorporated to be held at the Company's headquarters at 7461 Callaghan Road, San Antonio, Texas 78229, on Tuesday, June 9, 1998, at 12:00 Noon, C.D.T., and any adjournment thereof:

1.  Election of Directors:
[ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

INSTRUCTION: To withhold authority for any individual nominee, mark a line through the nominee's name in the list below.

Edward P. Gistaro             Allan H. Hobgood        Douglas P. Gill
Chauncey E. Schmidt           Ralph Brown             Al R. Ireton
Robert W. Schwartz

2.  To approve the 1998 Employee Stock Option Plan of the Company.
     [ ] FOR        [ ] AGAINST           [ ] ABSTAIN

3. To amend the 1993 Employee Stock Purchase Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 400,000 shares to 1,400,000 shares of Common Stock, par value $.01 per share, to be offered in up to six additional annual or semi-annual offerings, and amend the termination date from December 31, 1998, to December 31, 2001
     [ ] FOR        [ ] AGAINST           [ ] ABSTAIN

4.  To approve the 1998 Executive Non Statutory Stock Option Plan of the
    Company.
     [ ] FOR        [ ] AGAINST           [ ] ABSTAIN

5. To authorize the extension of the vesting and exercise period of certain stock options from 90 days to one year. These options were granted to employees of the JFS division which the Company sold in November 1997 and cover an aggregate of 53,778 shares of the Company's Common Stock.
     [ ] FOR        [ ] AGAINST           [ ] ABSTAIN

6. To amend the 1991 Directors Stock Option Plan of the Company to increase the number of shares offered and reserved for issuance thereunder by 340,000 shares to 840,000 shares of Common Stock, par value $.01 per share.
     [ ] FOR        [ ] AGAINST           [ ] ABSTAIN

7. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Items 1, 2, 3, 4, 5, and 6 above. Any stockholder who wishes to withhold the discretionary authority referred to in Item 6 above should mark a line through the entire Item.

Dated ________________, 1998  Signatures(s) _______________________
                                            _______________________

                              (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.